SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            May 14, 2012

CRAFT BREW ALLIANCE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street
Portland, OR 97227-1733
 (Address of Principal Executive Offices, Zip Code)

(503) 331-7270
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	Craft Brew Alliance’s Annual Meeting of Shareholders was held on May 14, 2012 (the “Meeting”).

(b)	Four matters, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission, were submitted to a vote at the Meeting:

1.	To elect eight directors;

2.	To ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2012;

3.	To approve, by non-binding vote, the Company's named executive officer compensation; and

4.	To recommend, by non-binding vote, the frequency of future advisory votes on named executive officer compensation.

At the Meeting, 16,221,463 shares of common stock were represented in person or by proxy, which constituted 86.08 percent of the 18,844,817 shares outstanding and entitled to vote at the Meeting as of March 15, 2012, the record date for the Meeting, and a quorum. Each share was entitled to one vote at the Meeting.

1.	Election of Directors. The following directors were elected at the Meeting by the votes cast as follows:

Nominee	For	Withheld	Broker Non-votes
Timothy P. Boyle	11,625,992	130,689	4,621,977
Marc J. Cramer	11,650,075	130,689	4,621,977
E. Donald Johnson, Jr.	11,648,775	130,689	4,621,977
Kevin R. Kelly	11,650,065	130,689	4,621,977
Thomas D. Larson	11,648,938	130,689	4,621,977
David R. Lord	11,649,850	130,689	4,621,977
John D. Rogers, Jr.	11,649,635	130,689	4,621,977
Kurt R. Widmer	11,670,374	130,689	4,621,977

2.	Ratification of Auditors. The proposal to ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2012 was approved by the following vote:

For	Against	Abstentions
16,119,524	52,941	48,998

3.	Say on Pay. The proposal to approve, by non-binding vote, the Company’s named executive officer compensation, as recommended by management, passed by the following vote:

For	Against	Abstentions	Broker Non-votes
11,146,304	402,192	50,910	4,621,977

4.	Frequency of Say on Pay Vote. The proposal to select, by non-binding vote, the frequency of future advisory votes on the Company’s named executive officer compensation received the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-votes
10,875,496	35,622	639,266	49,102	4,621,977

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve the Company's named executive officer compensation annually. The Company has determined that, as recommended by the Company's board of directors and approved by the shareholders, an advisory vote by the shareholders on named executive officer compensation will be held annually until the next required advisory vote on the frequency of shareholder votes on executive compensation is held.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Dated: May 18, 2012	By:	/s/ Joseph K. O’Brien
Joseph K. O’Brien
Controller and Chief Accounting Officer